UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  (Date of Earliest Event Reported): February 25, 2010

SUPERMEDIA INC.

(Exact name of registrant as specified in its charter)

Delaware	1-32939	20-5095175
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2200 West Airfield Drive, P.O. Box 619810, DFW Airport, Texas 75261

(Address of Principal Executive Offices)

(972) 453-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition.

On February 25, 2010, the Company issued a press release and financial schedules announcing its financial results for the three months and year ended December 31, 2009.  A copy of the press release is furnished as part of this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Non-GAAP Measures

The Company’s press release includes financial information prepared in conformity with accounting principles generally accepted in the United States (“GAAP”) as well as non-GAAP financial information.  The non-GAAP financial information includes:

•                  EBITDA, which is earnings before interest, taxes, reorganization items, and depreciation and amortization;

•                  EBITDA margin, which is EBITDA divided by total operating revenue;

•                  adjusted consolidated statements of operations;

•                  adjusted EBITDA; and

•                  adjusted EBITDA margin.

EBITDA is determined by adjusting net income for interest, taxes, reorganization items, and depreciation and amortization.  EBITDA margin is calculated by dividing EBITDA by total operating revenue.  Management believes that EBITDA and EBITDA margin are useful to investors and other users of our financial information in evaluating our operating performance.  EBITDA and EBITDA margin are used internally to evaluate current operating expense efficiency and operating profitability by excluding interest, taxes,  reorganization items, and depreciation and amortization expenses. In addition, EBITDA is used internally for incentive compensation purposes.

The adjusted consolidated statements of operations represent our consolidated statements of operations prepared in accordance with GAAP as modified to adjust for the impacts of certain unique costs including reorganization items, restructuring costs, certain stock-based compensation costs, impairments and other non-recurring costs.  Descriptions of the adjustments made to prepare our adjusted consolidated statements of operations are provided in the financial schedules accompanying the press release attached as Exhibit 99.1 to this Current Report.

Management believes the presentations of adjusted operating performance assist readers in better understanding our results of operations and trends from period to period, consistent with management’s evaluation of the Company’s consolidated results of operations for a variety of internal measures including strategic business planning, capital allocation and incentive compensation.  Management believes that the adjusted consolidated statements of operations and adjusted EBITDA are more indicative of future operating results than GAAP results of operations because of the non-operational and/or non-recurring nature of the items eliminated.  As a result of these factors, management provides this information externally, along with a reconciliation to their comparable GAAP amounts, so readers have access to the detail and general nature of adjustments made to GAAP results to arrive at non-GAAP measures.

Management provides non-GAAP financial information to enhance the understanding of the Company’s GAAP consolidated financial statements and readers should consider the information in addition to, but not instead of, the Company’s financial statements prepared in accordance with GAAP.  This non-GAAP financial information may be determined or calculated differently by other companies.

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated February 25, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERMEDIA INC.

	By:	/s/ Cody Wilbanks
		Name:	Cody Wilbanks
		Title:	Executive Vice President —
General Counsel and Secretary

Date: February 25, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated February 25, 2010